Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions

(16) Related Party Transactions

The general counsel of the Company is a partner with a law firm providing office facilities space that is leased by the Company. Rental expense incurred by the Company to the law firm was $36,000 in 2021 and 2020. As of December 31, 2021 and 2020, the Company owed $0 and $27,000, respectively on this lease.

A member of the Company’s Board of Directors, is a Senior Managing Director at Laidlaw & Company (UK) Ltd. Laidlaw & Company (UK) Ltd. acted as co-lead book-running underwriter for the Company’s IPO. The discounts and commissions paid to Laidlaw & Company (UK) Ltd. in connection with the IPO were approximately $500,000 in 2021.

The Company had three loans outstanding with related parties as of December 31, 2020, all three of which were Members of CTx and one was also on the Board of Managers of CTx. (See Note 6) These loans were paid in full in 2021.